Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Part B of Registration Statement No. 811-10631 on Form N-1A of Master Institutional Money Market Trust of our report dated June 22, 2006 on the financial statements of Master Institutional Money Market Trust, consisting of Master Premier Institutional Fund, Master Institutional Fund, and Master Institutional Tax-Exempt Fund (each a separate series of Master Institutional Money Market Trust) for the year ended April 30, 2006.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 20, 2006